UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2013

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

       Registrant's telephone number, including area code:    (573) 778-1800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 2.02  Results of Operations and Financial Condition

    On January 25, 2013, Southern Missouri Bancorp, Inc., the parent corporation of Southern Bank, issued a press release announcing second quarter results for fiscal 2013, and the declaration of a dividend of $0.15 per share.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

   Southern Missouri Bancorp, Inc. will host a conference call to review the information provided in the press release referred to above on Tuesday, January 29, 2013, at 3:30 p.m., CST (4:30 p.m., EST). The call will be available live to interested parties by calling 1-888-317-6016 in the United States (Canada: 1-855-669-9657, international: 1-412-317-6016). Following the call, telephone playback will be available one hour following the conclusion of the call, until 8:00 a.m., CST, on February 13, 2013. The playback may be accessed by dialing 1-877-344-7529 (international: 1-412-317-0088), and using the conference passcode 10024377.

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits

99.1	Press release dated January 25, 2013

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: January 28, 2013	By: /s/ Greg A. Steffens Greg A. Steffens President

EXHIBIT INDEX

Exhibit No.                                            Description

99.1	Press Release dated January 25, 2013